                 THIRD SUPPLEMENT TO NOTE PURCHASE AGREEMENTS
                 --------------------------------------------

          This THIRD SUPPLEMENT TO NOTE PURCHASE AGREEMENTS (the "Third Supplemental Agreement") is made and dated as of June 30, 2000, by and among Converse Inc. (the "Company"), and Libra Investments, Inc. ("Libra"), Foothill Partners III, L.P. ("Foothill"), DDJ Canadian High Yield Fund ("DDJ Canadian"), and B III Capital Partners, L.P. ("DDJ Capital") (Libra, Foothill, DDJ Canadian, and DDJ Capital collectively the "Purchasers" or individually a "Purchaser").

                                  WITNESSETH:

          WHEREAS, the Company and the Purchasers are parties to several substantially identical Note Purchase Agreements dated as of September 16, 1998 (collectively the "Note Purchase Agreements" or individually a "Note Purchase Agreement"), pursuant to which the Company issued and sold its 15% senior secured notes, in two series, in the aggregate principal amount of $28,642,687, as more fully set forth therein (the "Secured Notes"); and

          WHEREAS, the Note Purchase Agreements were supplemented in a Supplement to Note Purchase Agreements dated as of November 15, 1999 (the "Supplemental Agreement"), pursuant to which the parties (i) acknowledged the consent of the Purchasers to the sale of certain Proprietary Rights by the Company, (ii) waived certain provisions under the Note Purchase Agreements, and
(iii) amended certain provisions of the Note Purchase Agreements, as more fully set forth therein;

          WHEREAS, the Note Purchase Agreements were further supplemented in a Second Supplement to Note Purchase Agreements dated as of May 16, 2000 (the "Second Supplemental Agreement"), pursuant to which the Purchasers waived certain provisions under the Supplemented Note Purchase Agreements and the parties amended and confirmed certain provisions of the Supplemented Note Purchase Agreements, as more fully set forth therein;

          WHEREAS, the Company is a party to that certain Credit Agreement among the Company, the lenders from time to time party thereto (the "Lenders") and BT Commercial Corporation as Agent (the "Bank Agent"), dated as of May 21, 1997, as the same may have been amended and modified from time to time (the "Senior Credit Facility");

          WHEREAS, on or about May 21, 1997, the Company issued its 7% Convertible Subordinated Notes due 2004 (the "Subordinated Notes") pursuant to an Indenture dated as of May 21, 1997 between the Company and First Union National Bank as Trustee (the "Indenture Trustee"), as the same may have been amended and modified from time to time (the "Convertible Note Indenture");

          WHEREAS, (i) on June 1, 2000, the Company failed to make an interest payment to the holders of the Subordinated Notes and as of June 30, 2000 such failure constitued an Event of Default and (ii) for the six (6) month period ending June 30, 2000, the Company failed to maintain the minimum EBITDA as required pursuant to Section 9.7 of the Note Purchase

Agreement, thereby causing Events of Default pursuant to Section 10.1 of the Note Purchase Agreements (the "Existing Defaults");

          WHEREAS, the Company acknowledges that the Purchasers, by reason of the Defaults have the right to exercise any and all remedies available under the Supplemented Note Purchase Agreements, at law or in equity, including, without limitation, the right to declare the Obligations under the Supplemented Note Purchase Agreements (as defined below) immediately due and payable;

          WHEREAS, the Company has requested that the Purchasers forbear for a certain period of time from enforcing their rights against the Company and the Collateral;

          WHEREAS, the Purchasers are willing to forbear in the enforcement of their rights against the Company and the Collateral only in accordance with the terms and conditions hereinafter set forth; and

          WHEREAS, the Company and the Purchasers desire to supplement further the Note Purchase Agreements, as supplemented by the Supplemental Agreement and the Second Supplemental Agreement (collectively the "Supplemented Note Purchase Agreements" or individually a "Supplemented Note Purchase Agreement"), in order to confirm the Purchasers' agreement to forbear from exercising certain rights and remedies under the Supplemented Note Purchase Agreements and in order to amend and confirm certain provisions of the Supplemented Note Purchase Agreements, as more fully set forth herein.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and on and subject to the terms and conditions hereof, the parties agree as follows:

          SECTION 1. DEFINITIONS. Unless otherwise defined herein, all
                     -----------
capitalized terms shall have the respective meanings given to them in the Supplemented Note Purchase Agreements.

          SECTION 2. CERTIFICATIONS OF PURCHASERS. The Purchasers severally
                     ----------------------------
represent and warrant as follows:

          (a)  Libra.  Libra is (i) the purchaser and remains the holder of that
               -----
     Series A Secured Note in the principal amount of $4,142,931 and (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such capacity Libra is authorized to extend consents, waivers, and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

          (b)  Foothill.  Foothill is (i) the purchaser and remains the holder
               --------
     of that Series A Secured Note in the principal amount of $10,357,328 and
     (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such

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

     capacity Foothill is authorized to extend consents, waivers, and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

          (c)  DDJ Canadian.  DDJ Canadian is (i) the purchaser and remains the
               ------------
     holder of that Series A Secured Note in the principal amount of $4,045,408 and that Series B Secured Note in the aggregate principal amount of $1,478,400 and (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such capacity DDJ Canadian is authorized to extend consents, waivers and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

          (d)  DDJ Capital.  DDJ Capital is (i) the purchaser and remains the
               -----------
     holder of that Series A Secured Note in the principal amount of $6,311,920 and that Series B Secured Note in the aggregate principal amount of $2,306,700 and (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such capacity DDJ Capital is authorized to extend consents, waivers and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

          SECTION 3.  FORBEARANCE.  Subject to the conditions set forth in
                      -----------
Section 5 hereof, the Purchasers agree to forbear from exercising their rights and remedies under the Supplemented Note Purchase Agreements with respect to the exercise of rights and remedies after an Event of Default until the date (the "Forbearance Termination Date") which is the earliest to occur of: (i) July 31, 2000; (ii) an Event of Default (other than the Existing Defaults) under the Supplemented Note Purchase Agreements; and (iii) (y) holders of the Subordinated Notes or the Indenture Trustee exercise any of their rights and remedies (including the right to declare all of the obligations owed to holders of Subordinated Notes immediately due and payable) arising by reason of an Event of Default under the Convertible Note Indenture or (z) the Lenders or the Bank Agent exercise any of their rights and remedies (including the right to declare all of the obligations owed to the Lenders immediately due and payable) arising by reason of an Event of Default under the Senior Credit Facility. Upon the Forbearance Termination Date, the Purchasers shall be free to proceed to enforce any or all of their rights and remedies under or in respect of the Supplemented Note Purchase Agreements and applicable law.

          SECTION 4.  AMENDMENT.  The provisions of Section 9.15 of the
                      ---------
Supplemented Note Purchase Agreements are hereby amended by deleting the number "$6,850,000" in clause (i) thereof and substituting therefor the number "$5,750,000".

          SECTION 5.  CONDITION PRECEDENT.  The effectiveness of this Third
                      -------------------
Supplemental Agreement is expressly conditioned upon receipt by the Purchasers of the June 30, 2000 interest payment under the Secured Notes in the aggregate amount of $1,086,035.21.

          SECTION 6.  EXPENSES.  The Company agrees to pay Purchasers (i) any
                      --------
and all reasonable out-of-pocket costs or expenses (including reasonable legal fees and disbursements of counsel to the Purchasers) incurred as a result of the negotiation and documentation of this Third Supplement and (ii) from time to time any and all reasonable out-of-pocket costs or expenses (including reasonable legal fees and disbursements) hereafter incurred or sustained by

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

the Purchasers in connection with the preservation of or enforcement of their rights under the Supplemented Note Purchase Agreements or in respect of Company's other obligations to the Purchasers.

          SECTION 7.  OBLIGATIONS IN FULL FORCE AND EFFECT; RECITALS.  Except as
                      ----------------------------------------------
herein amended or otherwise provided (by consent or waiver), the Note Purchase Agreements, as supplemented by the Supplemental Agreement and the Second Supplemental Agreement, and the Ancillary Documents shall remain in full force and effect. All of the recitals to this Third Supplemental Agreement are hereby affirmed by each of the parties hereto as true statements of fact and hereby by reference are made part of this Third Supplemental Agreement as if fully set out herein.

          SECTION 8.  COUNTERPARTS.  This Third Supplemental Agreement may be
                      ------------
executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same documents.

          IN WITNESS WHEREOF, the parties hereto have executed this Third Supplemental Agreement as of the day and year specified above.


                                             COMPANY:

                                             CONVERSE INC.


                                             By:_______________________________
                                                Name:__________________________
                                                Title:_________________________


                                             PURCHASERS:

                                             LIBRA INVESTMENTS, INC.


                                             By:_______________________________
                                                Name:__________________________
                                                Title:_________________________

                                             FOOTHHILL PARTNERS III, L.P.


                                             By:_______________________________
                                                Name:__________________________
                                                Title:_________________________

                                             DDJ CANADIAN HIGH YIELD FUND


                                             By:_______________________________
                                                Name:__________________________
                                                Title:_________________________

                                             B III CAPITAL PARTNERS, L.P.


                                             By:_______________________________
                                                Name:__________________________
                                                Title:_________________________

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